UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2018

TELEPHONE AND DATA SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14157	36-2669023
(State or other jurisdiction of	(Commission	(I.R.S. Employer Identification No.)
incorporation or organization)	File Number)

30 North LaSalle Street, Suite 4000, Chicago, Illinois 60602
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (312) 630-1900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

□		Emerging growth company

□

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers

This Form 8-K is being filed by Telephone and Data Systems, Inc. (TDS) to file as an Exhibit an updated form of agreement with respect to a “named executive officer” of TDS as specified in paragraph (e) of Item 5.02 of Form 8-K.

United States Cellular Corporation (U.S. Cellular), a subsidiary of TDS, filed a Form 8-K dated March 12, 2018, which included as an Exhibit a form of agreement that will be used for performance share awards to its President and Chief Executive Officer.   Because U.S. Cellular is a principal business unit of TDS, the President and Chief Executive Officer (the President and CEO) of U.S. Cellular is a named executive officer of TDS.

Accordingly, the following form of agreement that was filed by U.S. Cellular is incorporated as an Exhibit to this Form 8-K:

  Form of U.S. Cellular 2013 Long-Term Incentive Plan 2018 Performance Award Agreement for the President and CEO of U.S. Cellular.  This form grants to the U.S. Cellular President and CEO performance awards with respect to U.S. Cellular Common Shares and sets forth the terms and conditions thereof, as described in, and filed as Exhibit 10.2 to, U.S. Cellular’s Form 8-K dated March 12, 2018, which are incorporated by reference herein.

The foregoing descriptions are qualified by reference to the forms of award agreements, which are incorporated herein from the Exhibits filed with the U.S. Cellular Form 8-K dated March 12, 2018.

Item 9.01.  Financial Statements and Exhibits

(d)          Exhibits:

Exhibit Number	Description of Exhibit

10.1

Form of U.S. Cellular 2013 Long-Term Incentive Plan 2018 Performance Award Agreement for the President and Chief Executive Officer of U.S. Cellular, is hereby incorporated by reference from Exhibit 10.2 to U.S. Cellular’s Current Report on Form 8-K dated March 12, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEPHONE AND DATA SYSTEMS, INC.
(Registrant)

Date:	March 16, 2018	By:	/s/ Douglas D. Shuma
Douglas D. Shuma
Senior Vice President-Finance and Chief Accounting Officer
(principal financial officer and principal accounting officer)